UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

FibroBiologics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41934	86-3329066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 E. Medical Center Blvd, Suite 300
Houston, Texas		77598
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281 671-5150

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	FBLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2026, FibroBiologics, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Certificate of Amendment”), which became effective at 12:01 a.m. Eastern Time on March 30, 2026, and implemented a one-for-twenty (1:20) reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding shares of common stock, par value $0.00001 per share (the “Common Stock”). In connection with the Reverse Stock Split, the CUSIP number for the Common Stock changed to 31573L204. The trading symbol for the Common Stock remains “FBLG”.

As a result of the Reverse Stock Split, every twenty (20) shares of Common Stock issued and outstanding were converted into one (1) share of Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. Any fractional shares of Common Stock resulting from the Reverse Stock Split will be rounded up to the nearest whole share. The Reverse Stock Split affects all stockholders uniformly and does not alter any stockholder’s percentage ownership interest in the Company, except for adjustments related to fractional shares. The Reverse Stock Split will also proportionately adjust the number of shares available under the Company’s equity incentive plan and the exercise price and number of shares underlying stock options and warrants outstanding on the day the Reverse Stock Split was effective, in each case in accordance with their terms. The Reverse Stock Split did not change the par value of the Common Stock or the authorized number of shares of Common Stock

The foregoing description of the Certificate of Amendment is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.1	Amendment to Amended and Restated Certificate of Incorporation, as amended
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FibroBiologics, Inc.

Date:	April 3, 2026	By:	/s/ Pete O'Heeron
Pete O'Heeron Chief Executive Officer